OTHER LIABILITIES	12 Months Ended
Dec. 31, 2022
OTHER LIABILITIES
OTHER LIABILITIES

NOTE 18 – OTHER LIABILITIES

USDm	2022	2021	2020
Accrued operating expenses	12.0	11.8	14.3
Accrued interest	3.6	2.3	3.1
Wages and social expenses	15.0	15.1	16.8
Derivative financial instruments	1.9	11.3	24.7
Other	1.6	3.2	0.9
Balance as of 31 December	34.1	43.7	59.8

Hereof non-current	3.0	—	—
Hereof current	31.1	43.7	59.8

The carrying amount is a reasonable approximation of fair value due to the short-term nature of the payable. Please refer to Note 25 for further information on fair value hierarchies.

Accounting policies

Other liabilities are generally measured at amortized cost. Derivative financial instruments included in other liabilities are measured at fair value.